SEMIANNUAL
                                     REPORT

                               February 28, 1999

                                 WARBURG PINCUS
                           INTERNATIONAL GROWTH FUND

                                       o

                                 WARBURG PINCUS
                              EUROPEAN EQUITY FUND

                                       o

                                 WARBURG PINCUS
                            EMERGING MARKETS II FUND

                                       o

                                 WARBURG PINCUS
                         GLOBAL TELECOMMUNICATIONS FUND

More complete information about the funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.


                          [WARBURG PINCUS FUNDS LOGO]

   From time to time, the funds' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

   Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

   International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

   The views of the funds' management are as of the date of the letters and portfolio holdings described in this document are as of February 28, 1999; these views and portfolio holdings may have changed subsequent to these days. Nothing in this document is a recommendation to purchase or sell securities.

Warburg Pincus International Growth Fund
Portfolio Managers' Letter -- February 28, 1999
-------------------------------------------------------------------------------

                                                                  April 20, 1999
Dear Shareholders:

   We are writing to report on the results of the Warburg Pincus International Growth Fund (the "Fund") for the fiscal half-year ended February 28, 1999.

   At February 28, 1999, the net asset value ("NAV") of the Fund's Institutional shares was $21.66, compared to an NAV of $22.70 on August 31, 1998. As a result, the Institutional shares' total return was 5.1% (assuming the reinvestment of dividends and distributions totaling $2.27 per share). By comparison, the MSCI EAFE Index (the "EAFE") returned 14.0% during the same period.

   At February 28, 1999, the NAV of the Fund's Common shares was $21.50, compared to an NAV of $22.56 on August 31, 1998. As a result, the Common shares' total return was 5.0% (assuming the reinvestment of dividends and distributions totaling $2.26 per share). By comparison, the EAFE returned 14.0% during the same period.

   The Fund underperformed its EAFE benchmark mainly because of two sector allocation decisions: we underweighted global financials and cyclical stocks at times when these sectors rallied (in October 1998 and February 1999, respectively).

     o In Europe, we repositioned our holdings in favor of defensive industries (e.g., pharmaceuticals, food, utilities) and companies whose core businesses are concentrated in Europe late in the third quarter of 1998. This negatively affected performance in October, when oversold global financial companies sharply rallied after the Federal Reserve lowered U.S. interest rates; and in February, when cyclicals gained in response to increasing fears about global inflation.

     o Our Japan allocation concentrated on large blue-chip exporters such as Sony Corp., Canon, Inc., TDK Corp. and Honda Motor Corp., which we believed would benefit from a weakening yen and a relatively low exposure to the depressed domestic economy. This positioning hurt performance particularly in the fourth quarter of 1998, when many of these stocks experienced profit-taking as investors favored the shares of the large Japanese banks and other sectors that had previously lagged the domestic market.

     o We remained significantly underweight in Asian markets -- which are disproportionately weighted in banks and other financial companies -- relative to EAFE throughout the period. The Fund's overall return thus suffered while Asia enjoyed a vigorous rally in the fourth quarter and into 1999.

Warburg Pincus International Growth Fund
Portfolio Managers' Letter -- February 28, 1999 (cont'd)
-------------------------------------------------------------------------------

   As other developments occur in the international equity markets or at Credit Suisse Asset Management, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.


Sincerely yours,

Credit Suisse Asset Management International Equity Management Team

William P. Sterling, Head of Global Equity and Managing Director
Steven D. Bleiberg, Managing Director
Richard W. Watt, Head of Emerging Markets and Managing Director
Emily Alejos, Director
Robert B. Hrabchak, Director

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

Warburg Pincus International Growth Fund
Portfolio Managers' Letter -- February 28, 1999 (cont'd)
-------------------------------------------------------------------------------

    Comparison of Change in Value of $10,000 Investment in the Warburg Pincus
      International Growth Institutional Shares and the MSCI EAFE Index(1) from Inception (9/30/92) and at each Quarter End. (Unaudited)

                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:


                Warburg       MSCI

10/01/92        10000        10000
11/30/92         9947         9571
02/28/93        10173         9918
05/31/93        11520        12062
08/31/93        12487        12962          Average Annual
11/30/93        12447        11928          Total Returns
02/28/94        14154        13841      for the period ending
05/31/94        13349        13735             2/28/99
08/31/94        14264        14405      (Institutional Shares)
11/30/94        13432        13732           (Unaudited)
02/28/95        11741        13258
05/31/95        12834        14451              1 year
08/31/95        13115        14517              6.03%
11/30/95        12849        14815
02/29/96        13849        15539             3 years
5/31/96         14426        16041              12.89%
8/31/96         14008        15706
11/30/96        14701        16606             5 years
2/28/97         15165        16090              7.08%
5/31/97         15940        17303
8/31/97         16240        17179         Since Inception
11/30/97        16693        16588            (9/30/92)
2/28/98         18790        18633              11.34%
5/31/98         20823        19278
8/31/98         18956        17201
11/30/98        19650        19370
2/28/99         19923        19610




    Comparison of Change in Value of $10,000 Investment in the Warburg Pincus
         International Growth Common Shares and the MSCI EAFE Index(1) from Inception (11/1/96) and at each Quarter End. (Unaudited)


                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

              Warburg      MSCI              Average Annual
                                             Total Returns
11/01/96       10000      10000          for the period ending
11/30/96       10356      10369                 2/28/99
02/28/97       10673      10046             (Common Shares)
05/31/97       11208      10803               (Unaudited)
08/31/97       11414      10726
11/30/97       11728      10357                  1 year
02/28/98       13189      11634                   5.68%
05/31/98       14596      12037
08/31/98       13278      10740             Since Inception
11/30/98       13754      12094                 (11/1/96)
02/28/99       13939      12244                  15.33%


Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

(1) The Morgan Stanley Europe, Australia and Far East Index is an unmanaged index (with no defined investment objective) of equities that includes reinvestments of dividends, and is the exclusive property of Morgan Stanley Capital Co., Incorporated.

Warburg Pincus European Equity Fund
Portfolio Managers' Letter -- February 28, 1999
--------------------------------------------------------------------------------

                                                                  April 20, 1999

Dear Shareholders:

   We are writing to report on the results of the Warburg Pincus European Equity Fund (the "Fund") for the fiscal half-year ended February 28, 1999.

   At February 28, 1999, the net asset value ("NAV") of the Fund's Institutional and Common shares each was $9.56, compared to an NAV of $10.00 at their inception of investment operations on January 28, 1999. As a result, the total return of the Fund's Institutional and Common shares were both down 4.40%. By comparison, the MSCI Europe Index(1) (the "Index") declined 2.4% during the same period.

   Essentially, the Fund underperformed the Index benchmark because we took an overly defensive approach in structuring the portfolio. We did so out of concern that economic growth and corporate earnings in Europe would slow down in 1999, as well as our expectation that investors would take profits after European markets enjoyed robust gains in 1998. We thus overweighted the portfolio relative to the Index in defensive industry sectors such as utilities, food, pharmaceuticals and telecommunications.

   Returns in three countries contributed most negatively to the Fund's overall performance. We underweighted the United Kingdom, which was one of the best-performing European markets during the period, and emphasized defensive sectors there at a time when growth-oriented companies were most popular. Similarly defensive stock selection also hurt results in France and Switzerland.

   Since February 28, we have revised our country and sector allocations to become less defensive and better-positioned to capture the potential appreciation that we see in many European markets.

Warburg Pincus European Equity Fund
Portfolio Managers' Letter -- February 28, 1999 (cont'd)
--------------------------------------------------------------------------------

   As other developments occur in the European equity markets or at Credit Suisse Asset Management, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.


Sincerely yours,

Credit Suisse Asset Management International Equity Management Team

William P. Sterling, Head of Global Equities and Managing Director Steven D. Bleiberg, Managing Director
Richard W. Watt, Head of Emerging Markets and Managing Director
Emily Alejus, Director
Robert B. Hrabchack, Director

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. Since the fund focuses its investments on companies in Europe, an investment in the fund may involve a greater degree of risk than an investment in a more geographically diversified equity Fund.


(1) The Morgan Stanley Capital International Europe Index is a market capitalization-weighted index of 15 European countries. The index is calculated on a total return basis with net dividends reinvested.

Warburg Pincus Emerging Markets II Fund
Portfolio Managers' Letter -- February 28, 1999
--------------------------------------------------------------------------------

                                                                  April 20, 1999

Dear Shareholders:

   We are writing to report on the results of the Warburg Pincus Emerging Markets II Fund (the "Fund") for the fiscal half-year ended February 28, 1999.

   At February 28, 1999, the net asset value ("NAV") of the Fund's Institutional shares was $11.44, compared to an NAV of $10.44 on August 31, 1998. As a result, the Institutional shares' total return was 11.6% (assuming the reinvestment of dividends and distributions totaling $0.21 per share). By comparison, the MSCI Emerging Markets Free Index (the"EMF") returned 24.7% during the same period.

   At February 28, 1999, the NAV of the Fund's Common shares was $11.48, compared to an NAV of $10.48 on August 31, 1998. As a result the Common shares' total return was 11.4% (assuming the reinvestment of dividends and distributions totaling $0.19 per share). By comparison, the EMF returned 24.7% during the same period.

   The Fund underperformed its EMF benchmark primarily due to a combination of two factors. These were our underweighting (i.e., relative to EMF) of those Asian markets that vigorously rallied in the final months of 1998; and our decision to maintain a level of cash reserves that was, in retrospect, too high.

    o Asia. We significantly underweighted Asian markets due to our belief that a macroeconomic recovery in the region was not yet sustainable. This was best illustrated by the period's rally in South Korea: we were caught off-guard by the speed and extent to which investor optimism returned to the Korean market, despite the nation's relatively limited improvement in macroeconomic fundamentals.

    o Cash. Our caution about Asia prompted us to hold a high level of cash in reserve. Given the better environment for Asian equities, this served to hurt the Fund's overall results.

   In closing, we would like to point out that the Fund's performance relative to EMF has markedly improved since the start of 1999. In part, this is because of weakness in several of the markets that we had previously underweighted.

Warburg Pincus Emerging Markets II Fund
Portfolio Managers' Letter -- February 28, 1999 (cont'd)
--------------------------------------------------------------------------------

   Thank you for your support, and please feel free to call upon us at any time if you have questions.


Sincerely yours,

Credit Suisse Asset Management Emerging Market
Equity Management Team

William P. Sterling, Head of Global Equity and Managing Director
Richard W. Watt, Head of Emerging Markets and Managing Director
Steven D. Bleiberg, Managing Director
Emily Alejos, Director
Robert Hrabchak, Director

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging markets investments.

Warburg Pincus Emerging Markets II Fund
Portfolio Managers' Letter -- February 28, 1999 (cont'd)
--------------------------------------------------------------------------------

    Comparison of Change in Value of $10,000 Investment in the Warburg Pincus
     Emerging Markets II Institutional Shares and the MSCI Emerging Markets Free Index(1) from Inception (1/29/93) and at each Quarter End. (Unaudited)

                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

               Warburg         MSCI

02/01/93       10000          10000
02/28/93        9967          10159         Average Annual
05/31/93       10707          10923         Total Returns
08/31/93       12253          12443     for the period ending
11/30/93       14507          14648            2/28/99
02/28/94       16908          17058     (Institutional Shares)
05/31/94       14691          15724          (Unaudited)
08/31/94       16664          18257
11/30/94       15722          17189             1 year
02/28/95       11347          13765            (29.75)%
05/31/95       12552          15243
08/31/95       12594          15263            3 years
11/30/95       11718          14349            (11.32)%
02/29/96       12863          15795
05/31/96       13743          16481            5 years
08/31/96       13013          15846            (11.91)%
11/30/96       13164          15817
02/28/97       14790          17699        Since Inception
05/31/97       14460          17759           (1/29/93)
08/31/97       14094          16573            (1.77)%
11/30/97       12559          13717
02/28/98       12767          14298
05/31/98       11520          12734
08/31/98        8039           8360
11/30/98        9110          10644
2/28/99         8970          10420


    Comparison of Change in Value of $10,000 Investment in the Warburg Pincus
      Emerging Markets II Common Shares and the MSCI Emerging Markets Free Index(1) from Inception (11/1/96) and at each Quarter End. (Unaudited)

                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

               Warburg       MSCI               Average Annual
                                                Total Returns
11/01/96       10000         10000          for the period ending
11/30/96       10171         10106                 2/28/99
02/28/97       11394         11309            (Common Shares)
05/31/97       11134         11347               (Unaudited)
08/31/97       10841         10589
11/30/97        9652          8765                  1 year
02/28/98        9818          9135                 (29.72)%
05/31/98        8867          8136
08/31/98        6195          5341             Since Inception
11/30/98        7016          6800                (11/1/96)
02/28/99        6900          6657                 (14.73)%


Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

(1) The Morgan Stanley Emerging Markets Free Index is an unmanaged index (with no defined investment objective) of equities that include reinvestment of dividends and is compiled by Morgan Stanley Capital International.

Warburg Pincus Global Telecommunications Fund
Portfolio Managers' Letter -- February 28, 1999
--------------------------------------------------------------------------------

                                                                  April 20, 1999

Dear Shareholders:

   We are pleased to report on the results of the Warburg Pincus Global Telecommunications Fund (the "Fund") for the fiscal half-year ended February 28, 1999.

   At February 28, 1999, the net asset value ("NAV") of the Fund was $31.17, compared to an NAV of $20.54 on August 31, 1998. As a result, the Fund's total return was 66.9% (assuming the reinvestment of dividends and distributions totaling $2.84 per share). By comparison, the MSCI Telecommunications Index returned 38.2% during the same period.

   We attribute the Fund's outstanding performance to a combination of two factors. The first was our decision to substantially overweight the portfolio's exposure to developed markets relative to emerging markets. Although most of the latter enjoyed vigorous rallies in the fiscal half-year, their telecom stocks did not generally perform as well as those in the developed world. We diversified the portfolio's developed holdings across North America and Europe, and largely avoided Japan and the other major Asian markets.

   The second positive contributor to performance was stock selection. Within North America and Europe, we emphasized the shares of companies in the wireless, electronic commerce, Internet and data networking sectors. Notably strong performers included America Online, Yahoo, Inc. and Lucent Technologies in the U.S.; JDS Fitel Inc. in Canada; Nokia Corp. in Finland; Mannesmann AG in Germany; Olivetti S.p.A. in Italy; and COLT Telecom Group and Vodafone in the United Kingdom.

   There were several bright spots in the Fund's emerging markets allocation as well. Our holdings in OTE, Greece's largest telecom provider, disproportionately benefited from the period's enthusiastic buying in the Greek market. In Mexico, we focused on Telefonos de Mexico, which participated in the overall buoyancy of Mexican stocks. We also fared well with our ongoing position in Global TeleSystems Group Inc., a young company that provides a broad range of telecom services throughout Western and Central Europe.

Warburg Pincus Global Telecommunications Fund
Portfolio Managers' Letter -- February 28, 1999 (cont'd)
--------------------------------------------------------------------------------

   As developments occur in the telecommunications industry or at Credit Suisse Asset Management that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.


Sincerely yours,

Credit Suisse Asset Management Global Telecommunications
Management Team

William P. Sterling, Managing Director
Steven D. Bleiberg, Managing Director
Richard W. Watt, Managing Director
James A. Abate, Director
Stephen R. Waite, Director
Emily Alejos, Director
Robert B. Hrabchak, Director

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. Since the Fund focuses its investments on companies involved in telecommunications, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in a broader mix of issues. More information about the Fund, including charges and expenses and the special risk considerations associated with a single-industry fund, is provided in the Prospectus.

Warburg Pincus Global Telecommunications Fund
Portfolio Managers' Letter -- February 28, 1999 (cont'd)
--------------------------------------------------------------------------------

           Comparison of Change in Value of $10,000 Investment in the
         Warburg Pincus Global Telecommunications Common Shares and the
      MSCI Telecommunications Index(1) from Inception (12/4/96) and at each
                            Quarter End. (Unaudited)

                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

               Warburg      MSCI           Average Annual
                                           Total Returns
12/04/96       10000       10000       for the period ending
02/28/97       10787       10253              2/28/99
05/31/97       11460       10727         (Common Shares)
08/31/97       11533       10729            (Unaudited)
11/30/97       12859       12107
02/28/98       15178       13864               1 year
05/31/98       16664       15022               59.02%
08/31/98       14461       15079
11/30/98       19460       17255          Since Inception
02/28/99       24138       20840             (12/4/96)
                                               48.24%


Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.


(1) The Morgan Stanley Telecommunications Index is an unmanaged index (with no defined investment objective) of telecommunciations equities that include reinvestment of dividends and is compiled by Morgan Stanley Capital International.

Warburg Pincus International Growth Fund
Schedule of Investments
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                       Number
                                                         of
                                                       Shares         Value
                                                      --------        ------
COMMON STOCKS, WARRANTS AND RIGHTS (98.1%)
Denmark (1.4%)
    Tele Danmark A/S Cl. B#                             77,293     $  9,289,955
                                                                   ------------
Finland (2.1%)
    Nokia Oyj Cl. A                                    105,386       14,414,094
                                                                   ------------
France (17.6%)
    Accor S.A.                                          14,351        3,339,677
    Alcatel                                             63,683        6,850,716
    AXA S.A.#                                           90,277       11,772,805
    Canal Plus                                          29,307        9,155,723
    Cap Gemini S.A.#                                    54,302        9,388,210
    Carrefour S.A.                                      14,320       10,201,737
    Compagnie de Saint-Gobain                           48,737        7,575,450
    Etablissements Economiques du Casino
      Guichard-Perrachon S.A.#                          25,350        2,329,109
    Groupe Danone                                       29,523        7,353,285
    Sanofi S.A.                                         26,177        4,606,168
    STMicroelectronics N.V.**                          101,083        9,004,364
    Suez Lyonnaise des Eaux                             94,210       18,831,865
    Total S.A. Cl. B#                                   72,698        7,581,104
    Valeo S.A.                                          38,963        3,256,932
    Vivendi                                             35,845        9,344,985
                                                                   ------------
                                                                    120,592,130
                                                                   ------------
Germany (4.3%)
    Allianz AG Holding Registered Shares#               20,289        6,035,543
    Mannesmann AG#                                     142,355       19,251,733
    Metro AG#                                           62,816        4,413,028
                                                                  -------------
                                                                     29,700,304
                                                                  -------------
Ireland (2.0%)
    Allied Irish Banks plc                             782,587       13,602,692
                                                                   ------------
Italy (13.4%)
    Assicurazioni Generali S.p.A.                      320,540       12,385,436
    Credito Italiano#                                2,171,732       11,419,002
    Olivetti S.p.A.**#                               2,547,337        7,829,442
    Istituto Bancario San Paolo di Torino S.p.A.       590,845       10,312,337
    Seat S.p.A.#                                    17,124,849       22,463,687
    Telecom Italia S.p.A.#                           1,148,460       12,089,849
    Telecom Italia Savings Shares S.p.A.             2,224,251       15,015,690
                                                                   ------------
                                                                     91,515,443
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Growth Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                       Number
                                                         of
                                                       Shares         Value
                                                      --------        ------

COMMON STOCKS, WARRANTS AND RIGHTS (cont'd)
Japan (10.5%)
    Acom Company, Ltd.                                  38,800     $  2,292,354
    Ajinomoto Co., Inc.                                105,000        1,147,787
    Asahi Breweries Ltd.#                               73,000          967,180
    Bridgestone Corp.#                                  71,000        1,588,748
    Canon, Inc.                                         58,000        1,241,634
    Casio Computer Company, Ltd.#                      250,000        1,666,666
    Citizen Watch Co.                                  318,000        2,152,161
    Daiichi Pharmaceutical Co., Ltd.                   198,000        3,013,804
    East Japan Railway Co.                                 190        1,143,362
    FamilyMart Co., Ltd.                                68,400        3,015,017
    Fuji Photo Film Co.                                 64,000        2,351,790
    Ito-Yokado Co., Ltd.                                51,000        2,974,461
    Kirin Brewery Co., Ltd.                            151,000        1,788,073
    Merrill Lynch "Honda Motor Corp." - (CPS)            3,200        3,182,720
    Minebea Company#                                   143,000        1,422,165
    Mitsubishi Heavy Industries, Ltd.                  356,000        1,323,185
    Mitsui Chemicals Industries#                       529,700        2,075,941
    Morgan Stanley
      "Canon Corp." - (CPS)                              1,860        1,642,007
    Morgan Stanley
      "Sony Corp." - (CPS)                               1,750        2,347,888
    Nintendo Co., Ltd.#                                 26,200        2,208,174
    Nippon Express Co., Ltd.                           398,000        1,992,515
    Nippon Telegraph & Telephone                           529        4,360,402
    Promise Co., Ltd.                                   43,600        1,984,323
    Rohm Co., Ltd.                                      36,300        3,548,924
    Sankyo Co., Ltd.                                   156,000        3,352,716
    Sekisui House, Ltd.                                256,000        2,621,490
    Sony Corp.                                           9,200          696,300
    Sony Corp. ADR                                       1,100           82,156
    TDK Corp.                                           36,100        2,589,219
    Terumo Corp.                                       117,000        2,386,345
    Tokyo Electric Power                               150,000        3,027,811
    Toppan Printing Company, Ltd.                      181,000        2,118,912
    Toyota Motor Corp.#                                148,000        3,866,833
                                                                   ------------
                                                                     72,173,063
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Growth Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                       Number
                                                         of
                                                       Shares         Value
                                                      --------        ------

COMMON STOCKS, WARRANTS AND RIGHTS (cont'd)
Netherlands (8.0%)
    AEGON N.V.                                          58,996     $  6,158,706
    ASM Lithography Holding N.V.                       123,456        5,075,168
    Equant N.V.**                                      181,705       13,104,445
    Heineken N.V.                                       53,543        2,797,667
    Koninklijke Numico N.V.#                           109,800        5,122,449
    Koninklijke Philips Electronics N.V.#               52,590        3,665,754
    STMicroelectronics N.V. - ADR**                     21,300        1,861,087
    TNT Post Group N.V.                                164,275        5,617,149
    VNU Verenigd Bezit                                 103,803        4,267,250
    Wolters Kluwer N.V.                                 37,318        7,189,222
                                                                   ------------
                                                                     54,858,897
                                                                   ------------
Spain (2.0%)
    Argentaria, Caja Postal y Banco Hipotecario
      de Espana, S.A.#                                 578,983       13,855,069
    Telefonica S.A.#                                     2,214          101,101
                                                                   ------------
                                                                     13,956,170
                                                                   ------------
Sweden (1.9%)
    Skandia Forsakrings AB                             388,676        7,123,211
    Telefonaktiebolaget LM Ericsson Cl. B#             210,660        5,566,643
                                                                   ------------
                                                                     12,689,854
                                                                   ------------
Switzerland (10.7%)
    Nestle S.A.                                          2,120        4,001,353
    Novartis AG Registered Shares#                       7,589       13,312,933
    Roche Holding AG                                     1,412       17,880,695
    Swiss Reinsurance Group Registered Shares            1,787        4,001,777
    Swisscom AG**#                                      27,713       10,958,517
    United Bank of Switzerland S.A.                     38,949       12,122,341
    Zurich Allied AG                                    16,630       11,040,302
                                                                   ------------
                                                                     73,317,918
                                                                   ------------
United Kingdom (24.2%)
    Allied Zurich plc**                                262,475        3,874,769
    Bank of Scotland                                   683,956        9,883,192
    BP Amoco plc                                       562,915        8,016,912
    British Telecommunications plc                     366,467        6,346,336
    Cable & Wireless Communications plc**              525,900        6,234,439
    COLT Telecom Group plc**                           207,360        3,845,108
    Compass Group plc                                1,190,433       14,713,073
    Dixons Group plc                                   629,557       11,865,594
    Energis plc**                                      114,100        2,741,823
    Glaxo Wellcome                                     531,024       16,937,446

                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Growth Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                       Number
                                                         of
                                                       Shares         Value
                                                      --------        ------
COMMON STOCKS, WARRANTS AND RIGHTS (cont'd)
United Kingdom (cont'd)
    LLoyds TSB Holdings Group plc                      614,980     $  8,812,596
    National Grid Group plc                          1,311,713        9,477,153
    Orange plc**                                       536,278        7,762,125
    Railtrack Group plc                                392,131        9,749,569
    SmithKline Beecham plc                           1,107,694       15,598,094
    Synstar plc**                                      517,710        1,314,554
    Unilever plc                                       388,446        3,733,743
    Vodafone Group plc                               1,027,735       18,851,655
    WPP Group plc                                      750,075        5,936,004
                                                                   ------------
                                                                    165,694,185
                                                                   ------------
TOTAL COMMON STOCKS, WARRANTS AND RIGHTS (Cost $592,463,004)       $671,804,705
                                                                   ------------
PREFERRED STOCK (0.0%)
Israel (0.0%)
    Geotek Communications, Inc.**                          600     $         --
      (Cost $6,000,000)                                            ------------


                                                         Par
                                                        (000)
                                                        -----
SHORT-TERM INVESTMENT (5.1%)
    BBH Grand Cayman U.S.
      Dollar Time Deposit
      4.250% 03/01/99                                  $34,627     $ 34,627,000
                                                                   ------------
      (Cost $34,627,000)

TOTAL INVESTMENTS (103.2%) (Cost $633,090,004*)                    $706,431,705

LIABILITIES IN EXCESS OF OTHER ASSETS (3.2%)                        (21,661,704)
                                                                   ------------
TOTAL NET ASSETS (100.0%)                                          $684,770,001
                                                                   ============

    * Cost for Federal income tax purposes at February 28, 1999 is $634,138,530. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                         $ 93,261,567
        Gross Depreciation                                          (20,968,392)
                                                                   ------------
        Net Appreciation                                           $ 72,293,175
                                                                   ============
    **    Non-income producing securities.
    #    Security or a portion thereof is out on loan.


                            INVESTMENT ABBREVIATIONS

                      ADR  =  American Depository Receipts
                      CPS  =  Currency Protected Shares


                 See Accompanying Notes to Financial Statements.

Warburg Pincus European Equity Fund
Schedule of Investments
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                       Number
                                                         of
                                                       Shares          Value
                                                      --------         ------
COMMON STOCKS (96.8%)
Denmark (1.4%)
    Tele Danmark A/S Cl. B#                              3,167      $   380,646
                                                                    -----------
Finland (2.9%)
    Nokia Oyj Cl. A                                      5,749          786,315
                                                                    -----------
France (18.5%)
    Accor S.A.                                             652          151,729
    Alcatel                                              3,113          334,882
    AXA S.A.                                             3,620          472,075
    Canal Plus                                           1,096          342,398
    Cap Gemini S.A.                                      2,148          371,365
    Carrefour S.A.                                         594          423,173
    Compagnie de Saint-Gobain                            2,640          410,349
    Etablissements Economiques du
      Casino Guichard-Perrachon S.A.                     1,094          100,515
    Groupe Danone                                        1,129          281,200
    Sanofi S.A.                                          1,242          218,545
    STMicroelectronics N.V.**                            4,622          411,723
    Suez Lyonnaise des Eaux                              3,668          733,205
    Total S.A. Cl. B                                     2,944          307,007
    Valeo S.A.                                           1,815          151,717
    Vivendi                                              1,410          367,595
                                                                    -----------
                                                                      5,077,478
                                                                    -----------
Germany (4.4%)
    Allianz AG Holding Registered Shares                   813          241,850
    Mannesmann AG                                        5,823          787,488
    Metro AG                                             2,601          182,729
                                                                    -----------
                                                                      1,212,067
                                                                    -----------
Ireland (2.1%)
    Allied Irish Banks plc                              32,436          563,793
                                                                    -----------
Italy (13.9%)
    Assicurazioni Generali S.p.A.                       13,058          504,552
    Credito Italiano#                                   87,140          458,183
    Istituto Bancario San Paolo di Torino S.p.A.        24,814          433,092
    Olivetti S.p.A.**#                                 101,588          312,239
    Seat S.p.A                                         713,617          936,094
    Telecom Italia S.p.A.                               35,250          371,077
    Telecom Italia Savings Shares S.p.A.               118,075          797,112
                                                                    -----------
                                                                      3,812,349
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus European Equity Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                       Number
                                                         of
                                                       Shares          Value
                                                      --------         ------
COMMON STOCKS (cont'd)
Netherlands (8.5%)
    AEGON N.V.                                           2,414      $   252,002
    ASM Lithography Holding N.V.**                       4,848          199,297
    Equant N.V.**                                        8,233          593,759
    Heineken N.V.                                        2,209          115,422
    Koninklijke Numico N.V.                              5,975          278,749
    Koninklijke Philips Electronics N.V.                 2,241          156,208
    TNT Post Group N.V.                                  6,886          235,457
    VNU Verenigd Bezit                                   4,339          178,372
    Wolters Kluwer N.V.                                  1,659          319,602
                                                                    -----------
                                                                      2,328,868
                                                                    -----------
Spain (2.3%)
    Argentaria Caja Postal y Banco Hipotecario
      de Espana S.A.                                    25,950          620,984
    Telefonica S.A.                                         31            1,416
                                                                    -----------
                                                                        622,400
                                                                    -----------
Sweden (1.9%)
    Skandia Forsakrings AB                              17,754          325,375
    Telefonaktiebolaget L.M. Ericsson Cl. B              7,674          202,784
                                                                    -----------
                                                                        528,159
                                                                    -----------
Switzerland (12.1%)
    Nestle S.A.                                             91          171,756
    Novartis AG Registered Shares                          333          584,162
    Roche Holding AG                                        75          949,754
    Swiss Reinsurance Group Registered Shares               76          170,193
    Swisscom AG                                          1,148          453,952
    United Bank of Switzerland S.A.                      1,701          529,413
    Zurich Allied AG                                       689          457,412
                                                                    -----------
                                                                      3,316,642
                                                                    -----------
United Kingdom (28.8%)
    Allied Zurich plc**                                 10,790          159,287
    Bank of Scotland                                    31,138          449,945
    BG plc                                              43,972          258,879
    BP Amoco plc                                        19,809          282,115
    British Telecommunications plc                      15,574          269,705
    Cable & Wireless Communications plc**               19,677          233,267
    COLT Telecom Group plc**                             8,417          156,078
    Compass Group plc                                   50,150          619,825
    Dixons Group plc                                    27,625          520,663
    Energis plc**                                        4,513          108,447
    Glaxo Wellcome                                      41,772        1,332,352
    LLoyds TSB Holdings Group plc                       26,537          380,272

                 See Accompanying Notes to Financial Statements.

Warburg Pincus European Equity Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                       Number
                                                         of
                                                       Shares          Value
                                                      --------         ------
COMMON STOCKS (cont'd)
United Kingdom (cont'd)
    National Grid Group plc                             55,002      $   397,391
    Orange plc**                                        23,365          338,187
    Railtrack Group plc                                 16,697          415,138
    SmithKline Beecham plc                              46,913          660,609
    Synstar plc**                                       20,420           51,850
    Unilever plc                                        14,881          143,036
    Vodafone Group plc                                  46,072          845,094
    WPP Group plc                                       34,338          271,747
                                                                    -----------
                                                                      7,893,887
                                                                    -----------
TOTAL COMMON STOCKS (Cost $27,657,073)                              $26,522,604
                                                                    -----------

                                                          Par
                                                         (000)
                                                        ------
SHORT-TERM INVESTMENT (8.7%)
    BBH Grand Cayman U.S. Dollar Time Deposit
      4.250% 03/01/99                                   $2,394      $ 2,394,000
      (Cost $2,394,000)                                             -----------

TOTAL INVESTMENTS (105.5%) (Cost $30,051,073*)                      $28,916,604

LIABILITIES IN EXCESS OF OTHER ASSETS (5.5%)                         (1,518,899)
                                                                    -----------
TOTAL NET ASSETS (100.0%)                                           $27,397,705
                                                                    ===========

    * Also cost for Federal income tax purposes at February 28, 1999. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                          $   327,807
        Gross Depreciation                                           (1,462,276)
                                                                    -----------
        Net Depreciation                                            $(1,134,469)
                                                                    ===========
    **    Non-income producing securities.
    #    Security or a portion thereof is out on loan.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Markets II Fund
Schedule of Investments
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                       Number
                                                         of
                                                       Shares          Value
                                                      --------         ------
COMMON STOCKS, WARRANTS AND RIGHTS (88.2%)
Argentina (5.1%)
    Perez Companc S.A.**                                32,577      $   132,637
    Telefonica de Argentina S.A. ADR                    11,109          324,938
    YPF S.A. ADR                                        15,700          455,300
                                                                    -----------
                                                                        912,875
                                                                    -----------
Brazil (6.7%)
    Companhia Cervejaria Brahma                        568,673          215,174
    Companhia Cervejaria Brahma ADR                      6,300           48,037
    Companhia Vale do Rio Doce PN                       17,597          225,259
    Companhia Vale do Rio Doce PN Cl. B                 39,000               --
    Seara Alimentos                                 45,623,768               --
    Serrana S.A. ON                                     10,210            2,458
    Serrana S.A. PN                                     12,175            2,692
    Telecomunicacoes Brasileiras S.A. PN Block#          7,284          470,273
    Telecomunicacoes de Sao Paulo, S.A. PN           2,538,047          237,055
    Telecomunicacoes do Rio de Janeiro S.A. PN           8,733              144
                                                                    -----------
                                                                      1,201,092
                                                                    -----------
Chile (3.2%)
    Chilectra S.A. ADR                                   5,317          104,853
    Compania de Telecomunicaciones de Chile S.A. ADR    12,002          265,544
    Distribucion Y Servicio D & S S.A. ADR**             6,387           71,455
    Embotelladora Andina S.A. ADR, Series B              4,400           51,150
    Empresa Nacional de Electricidad S.A. ADR            5,858           73,957
    Enersis S.A. ADR                                       400            9,750
                                                                    -----------
                                                                        576,709
                                                                    -----------
Colombia (0.0%)
    Cementos Paz del Rio  ADR**                            118              797
                                                                    -----------
Croatia (0.9%)
    Pliva D.D. GDR 144A                                  9,900          162,155
                                                                    -----------
China (0.7%)
    China Steel Corp. GDR                               10,500          118,125
                                                                    -----------
Czech Republic (0.6%)
    SPT Telecom A.S.                                     9,823          111,030
                                                                    -----------
Egypt (1.8%)
    Al-Ahram Beverages Co.,
      S.A.E. 144A GDR**                                  3,450          115,455
    Ameriyah Cement Co.                                  2,050           37,621
    Eastern Co. for Tobacco & Cigarettes                 1,380           40,660

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Markets II Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                       Number
                                                         of
                                                       Shares          Value
                                                      --------         ------
COMMON STOCKS, WARRANTS AND RIGHTS (cont'd)
Egypt (cont'd)
    Madinet Nasr For Housing &
      Development Co.                                       25      $       898
    Misr International Bank S.A.E. GDR**                 9,151          124,466
                                                                    -----------
                                                                        319,100
                                                                    -----------
Greece (9.2%)
    Alpha Credit Bank                                    3,112          357,280
    Hellenic Telecommunications Organization ADR        13,639          182,435
    Intracom S.A.                                        4,122          297,442
    National Bank of Greece S.A.                         8,172          597,774
    Panafon Hellenic Telecom S.A.**                      6,882          219,538
                                                                    -----------
                                                                      1,654,469
                                                                    -----------
Hungary (2.1%)
    Matav RT ADR**                                       6,661          181,512
    MOL Magyar Olaj - es Gazipari Rt. GDR 144A**         5,300          130,458
    OTP Bank RT GDR                                      1,750           69,562
                                                                    -----------
                                                                        381,532
                                                                    -----------
India (5.5%)
    Bharat Heavy Electricals Ltd.
      Participation Notes**                             25,135          140,768
    Hindustan Petroleum Corporation Ltd.
      Participation Notes                               32,400          157,160
    ITC Agro-Tech, Ltd. GDR**                            7,300          132,572
    Larsen & Toubro Ltd.
      Participation Notes                                2,093            8,970
    Mahanagar Telephone Nigam Ltd.
      144A GDR**                                         8,500           63,299
    Mahindra & Mahindra Ltd.
      Participation Notes                                1,750            9,739
    Morgan Stanley India Investment Fund, Inc.**        46,076          374,368
    Reliance Industries Ltd. 144A GDR**                 16,594          108,409
                                                                    -----------
                                                                        995,285
                                                                    -----------
Indonesia (0.0%)
    P.T. Bank International Indonesia**                      2               --
    PT Bank Dagang Nasional Indonesia Warrants**,***       400               --
                                                                    -----------
                                                                             --
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Markets II Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                       Number
                                                         of
                                                       Shares          Value
                                                      --------         ------
COMMON STOCKS, WARRANTS AND RIGHTS (cont'd)
Israel (5.2%)
    Bank Hapoalim Ltd.                                  99,635      $   193,067
    Bezeq Israeli Telecommunication Corporation Ltd.    44,120          154,193
    ECI Telecommunications Ltd.                          1,310           48,143
    Formula Systems Ltd.**                               1,700           44,034
    Gilat Satellite Networks Ltd. ADR**                  1,529           90,593
    Koor Industries Ltd.,  ADR                           9,600          181,800
    Makhteshim-Agan Industries Ltd.**                   48,173          101,920
    Supersol Ltd.                                       29,849           75,693
    Teva Pharmaceutical Industries Ltd., ADR             1,000           40,438
                                                                    -----------
                                                                        929,881
                                                                    -----------
Mexico (10.0%)
    Cementos Mexicanos S.A. de C.V.                      3,425            9,882
    Cementos Mexicanos S.A. de C.V. Cl. B               60,049          186,003
    Cifra S.A. de C.V. Class V ADR**#                   24,569          311,955
    Corporacion Industrial SanLuis S.A. de C.V. CPO        287              325
    Fomento Economico Mexicano, S.A. de C.V. ADR**       9,018          237,302
    Grupo Modelo S.A. de C.V. Cl. C**                   78,682          175,732
    Grupo Televisa S.A. de C.V. GDS                      7,371          207,309
    Kimberly-Clark de Mexico S.A. de C.V. Cl. A**       74,228          230,673
    Telefonos de Mexico S.A. ADR                         7,661          438,113
                                                                    -----------
                                                                      1,797,294
                                                                    -----------
Peru (0.4%)
    Telefonica del Peru S.A. ADR**                       6,800           80,325
                                                                    -----------
Philippines (1.3%)
    Ayala Land, Inc.                                   260,016           76,770
    Philippine Long Distance Telephone Company ADR       6,771          160,811
                                                                    -----------
                                                                        237,581
                                                                    -----------
Poland (2.4%)
    Bank Rozwoju Eksportu S.A.                           2,498           42,425
    Elektrim Spolka Akcyjna S.A.                        18,692          192,368
    Prokom Software GDR                                  4,000           63,372
    Telekomunikacja Polska GDR**                        26,650          140,512
                                                                    -----------
                                                                        438,677
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Markets II Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                       Number
                                                         of
                                                       Shares          Value
                                                      --------         ------
COMMON STOCKS, WARRANTS AND RIGHTS (cont'd)
Singapore (4.4%)
    Natsteel Electronics Ltd.                           43,000      $   119,859
    Oversea-Chinese Banking Corp. Ltd.***               34,400          229,729
    Singapore Airlines Ltd.***                          13,341           98,390
    Singapore Press Holdings Ltd.                        9,239          105,158
    Singapore Telecommunications Ltd.                  111,000          157,924
    Venture Manufacturing                               20,200           85,045
                                                                    -----------
                                                                        796,105
                                                                    -----------
South Africa (8.1%)
    BOE Corporation Ltd.                               223,636          171,472
    C.G. Smith Ltd.                                    106,162          252,766
    Gold Fields Ltd.                                    23,406          125,436
    Liberty Life Association of Africa Limited          13,766          189,546
    Nedcor Limited                                       8,287          167,746
    Sanlam Limited**                                   173,474          123,770
    South African Breweries Limited                     30,062          436,735
                                                                    -----------
                                                                      1,467,471
                                                                    -----------
South Korea (7.7%)
    Korea Electric Power Corp.                           8,560          202,194
    L.G. Electronics                                    12,490          126,074
    Pohang Iron & Steel Company, Ltd. ADR               12,130          189,531
    Samsung Electronics Co.                              7,100          500,221
    Samsung Fire and Marine Insurance                      710          226,318
    SK Telecom Co. Ltd. ADR**#                          14,685          148,690
                                                                    -----------
                                                                      1,393,028
                                                                    -----------
Taiwan (7.6%)
    Morgan Stanley Taiwan Opals                         10,815        1,045,378
    Taiwan Semiconductor Manufacturing Co., Ltd. ADR#    9,050          175,909
    Winbond Electronics Corp.                           12,142          155,262
                                                                    -----------
                                                                      1,376,549
                                                                    -----------
Thailand (1.7%)
    Advanced Information Services Public Co., Ltd.***   11,173           77,840
    Bangkok Expressway Public Co., Ltd.***              72,195           53,682
    Electricity Generating Public Co., Ltd.***          24,079           52,261
    PTT Exploration & Production Public Co., Ltd.***     8,400           54,920
    Siam City Cement Public Co., Ltd.***                 3,342           69,132
                                                                    -----------
                                                                        307,835
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Markets II Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                       Number
                                                         of
                                                       Shares          Value
                                                      --------         ------
COMMON STOCKS, WARRANTS AND RIGHTS (cont'd)
Turkey (3.6%)
    Akbank T.A.S.                                    3,523,200      $    95,379
    Dogan Sirketler Grubu Holding A.S.               7,653,600           73,382
    Haci Omer Sabanci Holdings
      144A**                                            22,369          130,890
    Migros Turk T.A.S.                                 121,282          157,325
    Tupras-Turikye Petrol Rafinerileri A.S.          1,750,939          112,330
    Yapi Ve Kredi Bankasi A.S.                       5,087,470           88,948
                                                                    -----------
                                                                        658,254
                                                                    -----------
TOTAL COMMON STOCKS, WARRANTS AND RIGHTS (Cost $16,683,911)         $15,916,169
                                                                    -----------

                                                         Par
                                                        (000)
                                                         ----
SHORT-TERM INVESTMENT (9.5%)
    BBH Grand Cayman U.S. Dollar Time Deposit
      4.250% 03/01/99                                   $1,716      $ 1,716,000
      (Cost $1,716,000)                                             -----------


TOTAL INVESTMENTS (97.7%) (Cost $18,399,911*)                       $17,632,169

OTHER ASSETS IN EXCESS OF LIABILITIES (2.3%)                            413,265
                                                                    -----------
TOTAL NET ASSETS (100.0%)                                           $18,045,434
                                                                    ===========

    * Cost for Federal income tax purposes at February 28, 1999 is $19,268,307. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                          $   947,710
        Gross Depreciation                                           (2,583,848)
                                                                    -----------
        Net Depreciation                                            $(1,636,138)
                                                                    ===========
     **  Non-income producing securities.
    ***  Denotes foreign shares.
      #  Security or a portion thereof is out on loan.

                            INVESTMENT ABBREVIATIONS
                     ADR  =  American Depository Receipts
                     ADS  =  American Depository Shares
                     GDR  =  Global Depository Receipts

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Global Telecommunications Fund
Schedule of Investments
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                       Number
                                                         of
                                                       Shares          Value
                                                      --------         ------
COMMON STOCKS (80.9%)
Belgium (1.3%)
    Telinfo NV                                             550      $    87,180
                                                                    -----------
Brazil (11.5%)
    Telecomunicacoes Brasileiras S.A. ADR**             12,300          794,119
                                                                    -----------
Canada (4.9%)
    BCE, Inc.                                            1,017           41,125
    JDS Fitel Inc.**                                     4,400          188,003
    Teleglobe, Inc.                                      1,469           45,932
    Teleglobe, Inc. ADR                                  2,119           66,484
                                                                    -----------
                                                                        341,544
                                                                    -----------
Finland (1.1%)
    Nokia Corp. ADR                                        550           74,594
                                                                    -----------
Germany (1.2%)
    Mannesmann AG                                          619           83,712
                                                                    -----------
Greece (1.6%)
    Panafon Hellenic Telecom SA**                        3,520          112,289
                                                                    -----------
Italy (4.5%)
    Olivetti S.p.A.**                                   16,879           51,879
    Telecom Italia S.p.A.                               12,624          132,893
    Telecom Italia Savings Shares S.p.A.                18,660          125,972
                                                                    -----------
                                                                        310,744
                                                                    -----------
Japan (4.2%)
    Nippon Telegraph & Telephone Corp.                      35          288,495
                                                                    -----------
Netherlands (3.6%)
    Equant N.V.**                                        3,484          251,264
                                                                    -----------
Sweden (0.8%)
    Telefonaktiebolaget L.M. Ericsson ADR                2,054           53,404
                                                                    -----------
United Kingdom (8.8%)
    ARM Holdings plc**                                   4,311          165,231
    COLT Telecom Group plc ADR**                         4,063          302,693
    Energis plc**                                        3,666           88,094
    Orange plc**                                         3,885           56,232
                                                                    -----------
                                                                        612,250
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Global Telecommunications Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                       Number
                                                         of
                                                       Shares          Value
                                                      --------         ------
COMMON STOCKS (cont'd)
United States (37.4%)
    Airtouch Communications, Inc.**                      1,016       $   92,519
    America Online**                                     2,304          204,912
    At Home Corp. Series A**#                            1,174          124,591
    AT&T Corp.                                           1,572          129,100
    Broadcom Corp. Cl. A**                               1,312           78,966
    Century Communications Corp.
      Cl. A**                                            3,681          127,685
    Cisco Systems**                                      1,497          146,425
    Comcast Corp. - Special Cl. A                        1,152           81,720
    Global Crossing Ltd.**                               1,421           83,839
    Global Telesystems Group, Inc.**#                    1,500           83,250
    Lucent Technologies                                  1,493          151,633
    MCI WorldCom, Inc.**                                 3,895          321,337
    MediaOne Group, Inc.**                               1,042           56,789
    Motorola, Inc.                                         800           56,200
    Network Appliance, Inc.**                            2,640          110,880
    Newbridge Networks Corp.**                           1,600           39,000
    SBC Communications Inc.                              2,421          128,010
    Sprint Corp. (FON Group)                               521           44,708
    Sprint Corp. (PCS Group)**                           2,008           64,256
    Tele-Communications Liberty
      Media, Inc. Cl. A                                  1,000           53,875
    Tele-Communications, Inc.
      Cl. A**                                              845           53,077
    Teligent, Inc. Cl. A**                               2,392           94,036
    Time Warner Inc.                                     1,897          122,357
    Uniphase Corp.**                                     1,152          101,520
    Yahoo, Inc.**                                          266           40,831
                                                                    -----------
                                                                      2,591,516
                                                                    -----------
TOTAL COMMON STOCKS (Cost $5,172,464)                               $ 5,601,111
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Global Telecommunications Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                          Par
                                                         (000)          Value
                                                        ------         ------
SHORT-TERM INVESTMENT (16.7%)
    BBH Grand Cayman U.S Dollar Time Deposit
      4.250% 03/01/99                                   $1,159      $ 1,159,000
                                                                    -----------
      (Cost $1,159,000)

TOTAL INVESTMENTS (97.6%) (Cost $6,331,464*)                        $ 6,760,111

OTHER ASSETS IN EXCESS OF LIABILITIES (2.4%)                            169,442
                                                                    -----------
TOTAL NET ASSETS (100.0%)                                           $ 6,929,553
                                                                    ===========

    * Cost for Federal income tax purposes at February 28, 1999 is $6,334,133. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                          $   539,243
        Gross Depreciation                                             (113,265)
                                                                    -----------
        Net Appreciation                                            $   425,978
                                                                    ===========
    **  Non-income producing securities.
     #  Security or a portion thereof is out on loan.

                 See Accompanying Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Warburg Pincus Fund
Statements of Assets and Liabilities
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                                                                                Global
                                                   International         European          Emerging       Telecommunications
                                                    Growth Fund        Equity Fund      Markets II Fund          Fund
                                                   -------------       ------------     ---------------   ------------------
Assets
  Investments, at value (cost - $633,090,004,
    $30,051,073, $18,399,911 and
    $6,331,464, respectively)                      $ 706,431,705       $ 28,916,604       $ 17,632,169       $6,760,111
  Collateral received for securities loaned          121,024,220          1,122,400          1,104,232          115,700
  Receivable for investments sold                     31,632,640          2,103,241            251,499          117,155
  Receivable for Fund shares sold                         19,598             67,122                 --          112,436
  Receivable from investment adviser                          --                 --                 --           42,214
  Dividends and interest receivable                    1,116,940             19,464             63,385              931
  Prepaid expenses and other assets                       90,593              2,346            186,852           18,454
                                                   -------------       ------------       ------------       ----------
    Total Assets                                     860,315,696         32,231,177         19,238,137        7,167,001
                                                   -------------       ------------       ------------       ----------
Liabilities
  Payable upon return of securities loaned           121,024,220          1,122,400          1,104,232          115,700
  Payable for investments purchased                   53,327,906          3,660,198             27,818           86,875
  Payable for Fund shares repurchased                     98,006             18,161                 --           24,706
  Advisory fee payable                                   403,367              6,941              9,985               --
  Distrubution fee payable (Common shares)                27,944              5,768              1,248            5,699
  Accrued expenses payable                               664,252             20,004             49,420            4,468
                                                   -------------       ------------       ------------       ----------
    Total Liabilities                                175,545,695          4,833,472          1,192,703          237,448
                                                   -------------       ------------       ------------       ----------
  Net Assets
  Capital stock, $0.001 par value                         31,619              2,913             62,819              247
  Paid-in capital                                    590,214,129         28,641,951         51,111,341        6,323,104
  Undistributed net investment income/(loss)         (12,995,357)            33,482           (612,444)           1,601
  Accumulated net realized gain/(loss)
    from investments, securities sold short,
    futures and foreign currency related
    transactions, if any                              34,119,237           (252,370)       (31,730,242)         176,420
  Net unrealized appreciation/(depreciation)
    on investments and other, if any                  73,400,373         (1,028,271)          (786,040)         428,181
                                                   -------------       ------------       ------------       ----------
    Net Assets                                     $ 684,770,001       $ 27,397,705       $ 18,045,434       $6,929,553
                                                   =============       ============       ============       ==========
Institutional Shares
  Net assets                                       $ 658,289,264       $     95,630       $ 17,278,548
                                                   -------------       ------------       ------------
  Shares outstanding                                  30,386,239             10,003          1,510,755
                                                   -------------       ------------       ------------
  Net asset value, offering price and
    redemption price per share                     $       21.66       $       9.56       $      11.44
                                                   =============       ============       ============
Common Shares
  Net assets                                       $  26,480,737       $ 27,302,075       $    766,886       $6,929,553
                                                   -------------       ------------       ------------       ----------
  Shares outstanding                                   1,231,688          2,856,863             66,818          222,327
                                                   -------------       ------------       ------------       ----------
  Net asset value, offering price and
    redemption price per share                     $       21.50       $       9.56       $      11.48       $    31.17
                                                   =============       ============       ============       ==========

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Statements of Operations
For the six months ended February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                                                                            Global
                                                 International        European        Emerging        Telecommunications
                                                  Growth Fund       Equity Fund    Markets II Fund           Fund
                                                 -------------      -----------    ---------------    ------------------
Investment Income
  Dividends                                       $  2,325,570      $    22,014      $   201,503            $   1,354
  Interest                                             827,992           37,814           50,695               11,797
  Securities lending                                    98,610               --            5,844                  594
  Foreign taxes withheld                              (145,420)            (768)         (26,793)                 (63)
                                                  ------------      -----------      -----------            ---------
    Total Investment Income                          3,106,752           59,060          231,249               13,682
                                                  ------------      -----------      -----------            ---------
Expenses
  Investment advisory fees                           2,621,576            6,946           92,442               10,476
  Administration fees                                  545,661            5,201           15,942                1,833
  Custodian fees                                       445,564            4,274           15,805               20,435
  Audit fees                                            27,709            1,388            3,386                   43
  Miscellaneous fees                                    10,277            1,275            5,651                2,478
  Printing fees                                        120,454            2,470            8,741                4,094
  Registration fees                                      9,913            2,814           10,178                5,951
  Legal fees                                           158,600            2,163            6,605                   51
  Transfer agent fees                                   89,897            1,531            5,206                2,608
  Insurance expense                                     15,307              225              988                  501
  Directors fees                                         6,219              654            1,855                6,447
  Distribution fees                                     24,187            5,768              887                2,619
                                                  ------------      -----------      -----------            ---------
                                                     4,075,364           34,709          167,686               57,536
  Less fees waived and reimbursed                     (102,388)          (1,159)         (29,666)             (40,251)
                                                  ------------      -----------      -----------            ---------
    Total Expenses                                   3,972,976           33,550          138,020               17,285
                                                  ------------      -----------      -----------            ---------
  Net Investment Income/(Loss)                        (866,224)          25,510           93,229               (3,603)
                                                  ------------      -----------      -----------            ---------
  Realized and Unrealized Gain/(Loss)
    on Investments and
    Foreign Currency Transactions
  Net realized gain/(loss) from:
    Security transactions                           33,767,118         (252,370)      (7,857,488)             176,006
    Foreign exchange transactions                     (939,062)           7,972          (99,450)               5,464
                                                  ------------      -----------      -----------            ---------
                                                    32,828,056         (244,398)      (7,956,938)             181,470
                                                  ------------      -----------      -----------            ---------
  Net change in unrealized
    appreciation/(depreciation):
    Investments                                      2,270,409       (1,134,469)       9,985,826              443,932
  Translation of assets and
    liabilities in foreign currencies                  (75,396)         106,198          (11,467)              (1,064)
                                                  ------------      -----------      -----------            ---------
                                                     2,195,013       (1,028,271)       9,974,359              442,868
                                                  ------------      -----------      -----------            ---------
  Net Gain/(Loss) On Investments And
    Foreign Currency Transactions                   35,023,069       (1,272,669)       2,017,421              624,338
                                                  ------------      -----------      -----------            ---------
  Net Increase/(Decrease) In Net Assets
    Resulting From Operations                     $ 34,156,845      $(1,247,159)     $ 2,110,650            $ 620,735
                                                  ------------      -----------      -----------            ---------

----------
*Commenced operations on January 29, 1999.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                        European
                                                International Equity Fund              Equity Fund
                                           -------------------------------------    -----------------
                                           For the Six Months     For the Year       For the Period
                                                 Ended                Ended         January 29, 1999*
                                           February 28, 1999     August 31, 1998    to February, 1999
                                           ------------------    ---------------    -----------------
                                              (Unaudited)                               (Unaudited)
Increase/(decrease) in net assets:
Operations:
  Net investment income/(loss)               $    (866,224)       $   4,459,649        $     25,510
  Net gain on investments
    and foreign currency
    transactions                                35,023,069           78,134,835          (1,272,669)
                                             -------------        -------------        ------------
  Net increase in net assets resulting
    from operations                             34,156,845           82,594,484          (1,247,159)
                                             -------------        -------------        ------------
  Dividends and Distributions to
    shareholders:
  Dividends to shareholders from
    net investment income:
  Institutional shares                          (7,632,495)                  --                  --
  Common shares                                   (344,430)                  --                  --
  Distributions to shareholders
    from net realized capital gains:
  Institutional shares                         (54,241,925)         (73,424,625)                 --
  Common shares                                 (2,569,737)            (167,102)                 --
  Distributions to shareholders
    from capital:
  Institutional shares                                  --                   --                  --
  Common shares                                         --                   --                  --
                                             -------------        -------------        ------------
  Total distributions to shareholders          (64,788,587)         (73,591,727)                 --
                                             -------------        -------------        ------------
  Net capital share transactions                90,299,278           47,441,934          28,664,864
                                             -------------        -------------        ------------
  Total increase/(decrease)
    in net assets                               59,667,536           56,444,691          27,397,705
Net Assets:
  Beginning of period                          625,102,465          568,657,774                  --
                                             -------------        -------------        ------------
  End of period                              $ 684,770,001        $ 625,102,465        $ 27,397,705
                                             =============        =============        ============

----------
*Commencement of operations.

--------------------------------------------------------------------------------


                                                   Emerging Markets II Fund              Global Telecommunications Fund
                                             ------------------------------------    -------------------------------------
                                             For the Six Months    For the Year      For the Six Months     For the Year
                                                    Ended              Ended               Ended                Ended
                                             February 28, 1999    August 31, 1998    February 28, 1999     August 31, 1998
                                             ------------------   ---------------    ------------------    ---------------
                                               (Unaudited)                               (Unaudited)
Increase/(decrease) in net assets:
Operations:
  Net investment income/(loss)                $     93,229         $    374,101         $    (3,603)        $    (298)
  Net gain on investments
    and foreign currency
    transactions                                 2,017,421          (25,007,447)            624,338          (142,748)
                                              ------------         ------------         -----------         ---------
  Net increase in net assets resulting
    from operations                              2,110,650          (24,633,346)            620,735          (141,748)
                                              ------------         ------------         -----------         ---------
  Dividends and Distributions to
    shareholders:
  Dividends to shareholders from
    net investment income:
  Institutional shares                            (312,194)            (732,736)                 --                --
  Common shares                                    (12,381)                 (83)                 --              (138)
  Distributions to shareholders
    from net realized capital gains:
  Institutional shares                                  --             (649,941)                 --                --
  Common shares                                         --                 (115)           (179,290)          (37,787)
  Distributions to shareholders
    from capital:
  Institutional shares                                  --           (3,255,728)                 --                --
  Common shares                                         --                 (580)                 --                --
                                              ------------         ------------         -----------         ---------
  Total distributions to shareholders             (324,575)          (4,639,183)           (179,290)          (37,925)
                                              ------------         ------------         -----------         ---------
  Net capital share transactions                (8,594,706)         (28,889,378)          5,770,015            44,798
                                              ------------         ------------         -----------         ---------
  Total increase/(decrease)
    in net assets                               (6,808,631)         (58,161,907)          6,211,460           148,621
Net Assets:
  Beginning of period                           24,854,065           83,015,972             718,093           569,472
                                              ------------         ------------         -----------         ---------
  End of period                               $ 18,045,434         $ 24,854,065         $ 6,929,553         $ 718,093
                                              ============         ============         ===========         =========

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
International Growth Fund Financial Highlights
(For a Share Outstanding Throughout each Period)
--------------------------------------------------------------------------------


                                                              Institutional
                               ---------------------------------------------------------------------
                                For the Six
                               Months Ended
                               February 28,                For the Year Ended August 31,
                                  1999       -------------------------------------------------------
                               (Unaudited)     1998        1997        1996        1995        1994
                               ------------  -------     -------     -------     -------     -------
Net asset value,
  beginning of period            $ 22.70     $ 22.22     $ 19.41     $ 18.24     $ 20.73     $ 18.73
                                 -------     -------     -------     -------     -------     -------
Income from investment
  operations
Net investment
  income (loss)                    (0.02)       0.15        0.18        0.19        0.06        0.05
Net gain (loss) on
  investments and
  foreign currency
  transactions (both
  realized and
  unrealized)                       1.25        3.26        2.89        1.05       (1.75)       2.60
                                 -------     -------     -------     -------     -------     -------
Total from investment
  operations                        1.23        3.41        3.07        1.24       (1.69)       2.65
                                 -------     -------     -------     -------     -------     -------
Less Distributions
Dividends from net
  investment income                (0.28)         --       (0.26)      (0.07)         --       (0.05)
Distributions from
  capital gains                    (1.99)      (2.93)         --          --       (0.80)      (0.60)
                                 -------     -------     -------     -------     -------     -------
Total distributions                (2.27)      (2.93)      (0.26)      (0.07)      (0.80)      (0.65)
                                 -------     -------     -------     -------     -------     -------
Net asset value,
  end of period                  $ 21.66     $ 22.70     $ 22.22     $ 19.41     $ 18.24     $ 20.73
                                 =======     =======     =======     =======     =======     =======
Total return                    5.09%(c)      16.74%      15.93%    6.81%(d)  (8.06)%(d)   14.23%(d)
Ratios/Supplemental Data:
Net assets, end of period
  (000s omitted)                $658,289    $623,482    $568,510    $682,271    $773,255    $767,190
Ratio of expenses to
  average net assets         1.20%(a)(b)    1.14%(a)    1.16%(a)    1.19%(a)    1.25%(a)    1.25%(a)
Ratio of net investment
  income (loss) to
  average net assets          (0.25)%(b)       0.72%       0.71%       0.84%       0.35%       0.33%
Fund turnover rate                82%(c)        141%        126%         86%         78%        104%

---------------------
(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.23% annualized for the six months ended February 28, 1999 and 1.23%, 1.25%, 1.22%, 1.26% and 1.30% for the years ended August 31, 1998,
     1997, 1996, 1995 and 1994, respectively. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.54% annualized for the six months ended February 28, 1999, 1.48% for the year ended August 31, 1998 and 1.53% annualized for the period ended August 31, 1997.

(b)  Annualized.

(c)  Not annualized.

(d)  Redemption fees not reflected in total return.

*    Commencement of operations.

--------------------------------------------------------------------------------


                                                  Common
                               ---------------------------------------------
                               For the Six                    For the Period
                               Months Ended   For the Year      November 1,
                               February 28,       Ended            1996*
                                   1999         August 31,     to August 31,
                               (Unaudited)        1998             1997
                               -----------    ------------    --------------
Net asset value,
  beginning of period            $ 22.56        $ 22.17          $ 19.67
                                 -------        -------          -------
Income from investment
  operations
Net investment
  income (loss)                    (0.08)          0.03             0.36
Net gain (loss) on
  investments and
  foreign currency
  transactions (both
  realized and
  unrealized)                       1.28           3.29             2.40
                                 -------        -------          -------
Total from investment
  operations                        1.20           3.32             2.76
                                 -------        -------          -------
Less Distributions
Dividends from net
  investment income                (0.27)            --            (0.26)
Distributions from
  capital gains                    (1.99)         (2.93)              --
                                 -------        -------          -------
Total distributions                (2.26)         (2.93)           (0.26)
                                 -------        -------          -------
Net asset value,
  end of period                  $ 21.50        $ 22.56          $ 22.17
                                 =======        =======          =======
Total return                    4.98%(c)         16.33%        14.14%(c)
Ratios/Supplemental Data:
Net assets, end of period
  (000s omitted)                 $26,481         $1,620             $147
Ratio of expenses to
  average net assets            1.50%(a)       1.40%(a)      1.43%(a)(b)
Ratio of net investment
  income (loss) to
  average net assets          (0.63)%(b)          0.58%         1.15%(b)
Fund turnover rate                82%(c)           141%          126%(c)

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
European Equity Fund Financial Highlights
(For a Share Outstanding Throughout each Period)
--------------------------------------------------------------------------------


                                                                  Institutional               Common
                                                              --------------------     --------------------
                                                                 For the Period           For the Period
                                                               September 14, 1998*       November 2, 1998*
                                                              to February 28, 1999     to February 28, 1999
                                                                  (Unaudited)               (Unaudited)
                                                              --------------------     --------------------
Net asset value, beginning of period                                $ 10.00                   $ 10.00
                                                                    -------                   -------
Income from investment operations
Net investment income (loss)                                           0.01                      0.01
Net gain (loss) on investments and
  foreign currency transactions
  (both realized and unrealized)                                      (0.45)                    (0.45)
                                                                    -------                   -------
  Total from investment operations                                    (0.44)                    (0.44)
                                                                    -------                   -------
Net asset value, end of period                                      $  9.56                   $  9.56
                                                                    =======                   =======

Total return                                                     (4.40)%(c)                (4.40)%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted)                           $  123                   $ 1,055
  Ratio of expenses to average net assets                       1.15%(a)(b)               1.45%(a)(b)
Ratio of net investment income (loss) to average net assets        1.41%(b)                  1.10%(b)
  Fund turnover rate                                                 18%(c)                    18%(c)


----------

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.15% annualized for the period ended February 28, 1999. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.50% annualized for the period ended February 28, 1999.

(b)  Annualized.

(c)  Not Annualized.

*    Commencement of operations.

                 See Accompanying Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Warburg Pincus Funds
Emerging Markets II Fund Financial Highlights
(For a Share Outstanding Throughout each Period)
--------------------------------------------------------------------------------


                                                                 Institutional
                                  ------------------------------------------------------------------------
                                   For the Six
                                  Months Ended
                                  February 28,                  For the Year Ended August 31,
                                     1999           ------------------------------------------------------
                                  (Unaudited)         1998       1997       1996         1995       1994
                                  ------------      -------    -------    -------      -------     -------
Net asset value,
  beginning of period               $ 10.44         $ 19.64    $ 18.20    $ 17.67      $ 24.58     $ 18.38
                                    -------         -------    -------    -------      -------     -------
Income from investment
  operations
Net investment
  income (loss)                        0.07            0.12       0.21      0.10          0.02       (0.03)
Net gain (loss) on
  investments and
  foreign currency
  transactions (both
  realized and
  unrealized)                          1.14           (8.08)      1.30      0.48         (5.94)       6.64
                                    -------         -------    -------    -------      -------     -------
Total from investment
  operations                           1.21           (7.96)      1.51      0.58         (5.92)       6.61
                                    -------         -------    -------    -------      -------     -------
Less Distributions
Dividends from net
  investment income                   (0.21)          (0.20)     (0.07)    (0.05)        (0.07)      (0.09)
Distributions from
  capital gains                          --           (0.17)        --        --         (0.92)      (0.32)
Return of Capital                        --           (0.87)        --        --            --          --
                                    -------         -------    -------    -------      -------     -------
Total distributions                   (0.21)          (1.24)     (0.07)    (0.05)        (0.99)      (0.41)
                                    -------         -------    -------    -------      -------     -------
Net asset value,
  end of period                     $ 11.44         $ 10.44    $ 19.64   $ 18.20       $ 17.67     $ 24.58
                                    =======         =======    =======   =======       =======     =======
Total return                      11.57%(c)        (42.96)%      8.31%  3.33%(d)   (24.42)%(d)   35.99%(d)
Ratios/Supplemental Data:
Net assets, end of period
  (000s omitted)                    $17,279         $24,217    $83,012  $114,691      $128,323    $140,675
Ratio of expenses to
  average net assets            1.48%(a)(b)        1.50%(a)    1.49%(a) 1.49%(a)      1.50%(a)    1.50%(a)
Ratio of net investment
  income (loss) to
  average net assets               1.02%(b)           0.61%      0.99%     0.63%         0.02%     (0.02)%
Fund turnover rate                  122%(c)            179%       147%       79%           79%         54%

----------
(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.80% annualized for the six months ended February 28, 1999 and 2.01% ,1.63%, 1.62%, 1.61% and 2.01% for the years ended August 31, 1998,
     1997, 1996, 1995 and 1994, respectively. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 2.11% annualized for the six months ended February 28, 1999, 2.33% for the year ended August 31, 1998 and 1.88% annualized for the period ended August 31, 1997.

(b)  Annualized.

(c)  Not annualized.

(d)  Redemption fees not reflected in total return.

*    Commencement of operations.

--------------------------------------------------------------------------------

                                                  Common
                                 ----------------------------------------------
                                 For the Six                     For the Period
                                 Months Ended     For the Year     November 1,
                                 February 28,        Ended          1996* to
                                     1999          August 31,      August 31,
                                  (Unaudited)        1998            1997
                                 ------------     ------------   --------------

Net asset value,
  beginning of period               $ 10.48         $ 19.60         $ 18.08
                                    -------         -------         -------
Income from investment
  operations
Net investment
  income (loss)                        0.04            0.03            0.18
Net gain (loss) on
  investments and
  foreign currency
  transactions (both
  realized and
  unrealized)                          1.15           (7.99)           1.40
                                    -------         -------         -------
Total from investment
  operations                           1.19           (7.96)           1.58
                                    -------         -------         -------
Less Distributions
Dividends from net
  investment income                   (0.19)          (0.12)          (0.06)
Distributions from
  capital gains                          --           (0.17)             --
Return of Capital                        --           (0.87)             --
                                    -------         -------         -------
Total distributions                   (0.19)          (1.16)          (0.06)
                                    -------         -------         -------
Net asset value,
  end of period                     $ 11.48          $10.48          $19.60
                                    =======          ======          ======
Total return                      11.39%(c)        (42.86)%        8.76%(c)
Ratios/Supplemental Data:
Net assets, end of period
  (000s omitted)                    $   767          $  636          $    4
Ratio of expenses to
  average net assets               1.76%(a)        1.75%(a)     1.75%(a)(b)
Ratio of net investment
  income (loss) to
  average net assets               0.72%(b)           1.08%        0.88%(b)
Fund turnover rate                  122%(c)            179%         147%(c)

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Global Communications Fund Financial Highlights
(For a Share Outstanding Throughout each Period)
--------------------------------------------------------------------------------


                                                                                        Common
                                                             ---------------------------------------------------------
                                                               For the Six          For the Year      For the Period
                                                               Months Ended            Ended         December 4, 1996*
                                                             February 28, 1999       August 31,        to August 31,
                                                                (Unaudited)            1998*                1997
                                                             -----------------      ------------     -----------------
Net asset value, beginning of period                                $20.54              $17.30             $15.00
                                                                    ------              ------             ------
Income from investment operations
  Net investment income (loss)                                       (0.02)              (0.01)              0.02
  Net gain (loss) on investments and
    foreign currency transactions
    (both realized and unrealized)                                   13.49                4.29               2.28
                                                                    ------              ------             ------
  Total from investment operations                                   13.47                4.28               2.30
                                                                    ------              ------             ------
Less Distributions
    Distributions from capital gains                                  2.84               (1.04)                --
                                                                    ------              ------             ------
  Total distributions                                                (2.84)              (1.04)                --
                                                                    ------              ------             ------
Net asset value, end of period                                      $31.17              $20.54             $17.30
                                                                    ======              ======             ======
Total return                                                     66.92%(c)           25.38%(c)          15.33%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted)                          $6,930              $  718             $  569
  Ratio of expenses to average net assets
    (including dividend expense)                               1.65%(a)(b)            1.65%(a)        1.65%(a)(b)
    Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets     (0.34)%(b)             (0.03)%           0.16%(b)
  Fund turnover rate                                               121%(c)             169%(c)             43%(c)

----------
(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 2.22% (excluding dividend expense and 3.45% (including dividend expense) annualized for the six months ended February 28, 1999 and 5.12% (excluding dividend expense and 7.44% (including dividend expense) annualixed for the period ended August 31, 1998. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 2.62% (excluding dividend expense) and 3.72% (including dividend expense) annualized for the period ended February 28, 1999.

(b)  Annualized.

(c)  Not Annualized.

*    Commencement of operations.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Notes to Financial Statements
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies

     The Warburg Pincus Funds covered in this report are comprised of Warburg Pincus International Growth Fund ("International"), Warburg Pincus Emerging Markets II Fund ("Emerging Markets"), Warburg Pincus European Equity Fund ("European Equity") and Warburg Pincus Global Telecommunications Fund ("Global Telecommunications") (each, a "Fund" and collectively, the "Funds"), which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified, open-end management investment companies. Each Fund is authorized to offer three classes of shares: Common, Advisor and Institutional, although only Common shares and Institutional shares of each Fund are currently offered (Common shares only in the case of the Global Telecommunications Fund). Common shares for each Fund bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate of
 .25% of the average daily net asset value of the Fund's outstanding Common shares.

     On October 23, 1998, pursuant to an Agreement and Plan of Reorganization, each Fund (other than European Equity) acquired all of the assets and liabilities of a corresponding investment series of The RBB Fund, Inc. (collectively, the "Acquired Funds"). The acquisitions were accomplished by a tax-free exchange of the following shares of each Fund, in each case for the same amount of shares of the corresponding class of the applicable Acquired Fund. Shares were reissued to shareholders at the time of the reorganizations.

     Fund                                Common Shares     Institutional Shares
     ----                                -------------     --------------------
     International                          145,719             27,622,659
     Emerging Markets                        62,181              1,508,675
     Global Telecommunications               40,351                     --

     The net assets of each Fund directly after the reorganization were the same as the corresponding Acquired Fund as described in the table below. Each Fund assumed the prior operating history of the corresponding Acquired Fund.

                                                            Unrealized
     Fund                            Net Assets     Appreciation/(Depreciation)*
     ----                            ------------   ----------------------------
     International                   $615,300,445           $46,755,858
     Emerging Markets                  17,766,403            (4,401,793)
     Global Telecommunications            943,831               112,975

----------
*The amount of each Fund's net assets includes the amount of unrealized appreciation\(depreciation) listed above.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)

     Certain of the Funds are permitted to engage in the investment strategies described in the Notes to Financial Statements. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. Please refer to each Fund's prospectus(es) and statement of additional information for a description of its investment strategies.

               A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, the securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

               B) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded in each Fund's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. Each Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

               C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)

     are allocated based on relative net assets of each Fund and class, respectively.

          D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securites for the applicable period less applicable expenses. Each of the Emerging Markets, International, European Equity and Global Telecommunications will distribute substantially all of its net realized capital gains and all net investment income, if any, to its shareholders annually. The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to generally accepted accounting principles (GAAP) and tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, passive foreign investment companies, and forward foreign currency contracts.

          E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

          F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          G) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)

     separate account by each Fund's custodian or an authorized securities depository. None of the Funds had open repurchase agreements at February 28, 1999.

          H) FUTURES TRANSACTIONS -- A Fund invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities prices, or for other purposes. Certain Funds' may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, each Fund is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variations margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts. Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. None of the Funds had open futures transactions at February 28, 1999.

          I) TBA PURCHASE COMMITMENTS -- The Funds may enter into "TBA" (to be announced) purchases commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

     Note 1. Summary of Significant Accounting Policies -- (cont'd)

          J) SECURITIES LENDING -- Loans of the securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The market value of securities on loan to brokers and the value of collateral held by each Fund with respect to such loans (including the right to draw on a letter of credit) at February 28, 1999 is as follows:

                                       Markets Value of            Value of
     Fund                              Securities Loaned     Collateral Recorded
     ----                              -----------------     -------------------
     International                       $113,870,012            $121,024,220
     Emerging Markets                       1,045,741               1,104,232
     European Equity                        1,048,990               1,122,400
     Global Telecommunications                112,275                 115,700

          K) SHORT SALES -- When a Fund's investment adviser believes that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. A Fund will realize a gain if there is a decline in price of the security between those dates, which decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security (which at least theoretically is unlimited) less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash, or liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)

          L) OTHER -- Securities denominated in currencies other than the U.S. dollar are subject to changes in value due to fluctuations in exchange rates.

          Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

          The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

          Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

          In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent a Fund invests in junk bonds) the Fund's net asset value.

Note 2. Transactions with Affiliates and Related Parties

     Pursuant to Investment Advisory Agreements, Credit Suisse Asset Management ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment adviser for each of the four Funds described herein.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 2. Transactions with Affiliates and Related Parties -- (cont'd)

     For its advisory services, CSAM is entitled to receive the following fees, computed daily and payable monthly on each Fund's average daily net assets:

     Fund                                                 Annual Rate
     ----                                      ---------------------------------
     International                             0.80% of average daily net assets
     Emerging Markets                          1.00% of average daily net assets
     European Equity                           1.00% of average daily net assets
     Global Telecommunications                 1.00% of average daily net assets

     CSAM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any of the Funds. For the six months ended February 28, 1999, advisory fees and waivers for each of the twelve investment Funds were as follows:

                                           Gross                         Net
     Fund                               Advisory Fee     Waiver     Advisory Fee
     ----                               ------------    ---------   ------------
     International                       $2,621,576     $(32,322)    $2,589,254
     Emerging Markets                        92,442      (26,215)        66,227
     European Equity                          6,946           (6)         6,940
     Global Telecommunications               10,476      (10,476)            --

     CSAM reimbursed Global Telecommunications $28,188 for the six months ended February 28, 1999.

     For its sub-advisory services, Credit Suisse Asset Management Limited ("CSAM Limited"), an indirect, wholly-owned subsidiary of Credit Suisse Group, is entitled to receive from CSAM .30% of the average daily net assets of Emerging Markets and .50% of the average daily net assets of European Equity. For the six-months ended February 28, 1999, CSAM Limited was entitled to receive $27,733 and $3,473 from CSAM for sub-advisory services provided to Emerging Markets and European Equity, respectively, all of which fees were waived.

     State Street Bank and Trust Company ("State Street"), serves as each Fund's transfer and dividend disbursing agent. State Street has delegated most of its Fund service obligations to Boston Financial Data Services, Inc. (BFDS), a 50% owned subsidiary of State Street.

     Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serve as each Fund's co-administrators. For administration services, each Fund pays CFSI a fee calculated at an annual rate of .05% of the Fund's first $125 million in average daily net assets of the Common shares and .10% of average daily

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 2. Transactions with Affiliates and Related Parties -- (cont'd)

net assets of the Common shares over $125 million. No compensation is payable by the Funds to CFSI for co-administration services for the Institutional shares. CSFI may, at its discretion, voluntarily waive all or any portion of its co-administration fees for any of the Funds. For the period October 23, 1998 to February 28, 1999, co-administration fees earned and waived by CFSI were as follows:

                                 Gross                               Net
     Fund                  Administration Fee      Waiver     Administration Fee
     ----                  ------------------     --------    ------------------
     International              $4,666            $    --          $4,666
     Emerging Markets              125                (42)             83
     European Equity             2,307             (1,153)          1,154
     Global Telecommunications     490               (244)            246

     Prior to October 23, 1998, Provident Distributors, Inc. ("PDI") served as administrative service agent. An administrative service fee was computed daily and payable quarterly at an annual rate of .15% of the average daily net assets of the corresponding portfolios of the RBB Fund (except for European Equity).

     The administrative service agent may at its discretion voluntarily waive all or any portion of its administrative fee for any of the Funds. For the period ended October 23, 1998, administrative service fees earned and waived by PDI were as follows:

                                    Gross
                                Administrative                       Net
     Fund                         Service Fee      Waiver     Administrative Fee
     ----                       --------------    ---------   ------------------
     International                 $131,374       $(70,066)        $61,308
     Emerging Markets                 4,262         (3,409)            853
     Global Telecommunications           34            (34)             --

     For administration services, PFPC currently receives a fee calculated at annual rate of .125% on each Fund's average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC may, at its discretion, voluntarily waive all or any portion of it administration fee for any of the Funds. For the six months ended February 28, 1999, co-administration fees earned and waived by PFPC were as follows:

                                     Gross
                                Administrative                       Net
     Fund                             Fee          Waiver     Administrative Fee
     ----                       --------------     ------     ------------------
     International                  $409,621        $  --          $409,621
     Emerging Markets                 11,555           --            11,555
     European Equity                   2,894           --             2,894
     Global Telecommunications         1,309       (1,309)               --

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 2. Transactions with Affiliates and Related Parties -- (cont'd)

     Counsellors Securities Inc. ("CSI"), also a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., serves as each Fund's distributor. No compensation is payable by any Fund to CSI for its distribution services for Institutional shares. For its distribution services for the Common shares, CSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of each Fund. For the six months ended February 28, 1999, distribution fees earned by CSI were as follows:

    Fund                                        Distribution Fee
    ------                                      ----------------
    International                                   $ 24,187
    Emerging Markets                                     887
    European Equity                                    5,768
    Global Telecommunications                          2,619

Note 3. Purchases and Sales of Securities

     For the six months ended February 28, 1999, purchases and sales of investment securities (other than short-term investments) were as follows:

                                     Investment Securities      Short Securities
                                 ----------------------------   ----------------
  Fund                             Purchases         Sales            Sales
  ----                           ------------    ------------   ----------------
  International                  $579,302,852    $514,279,509   $       --
  Emerging Markets                 20,937,566      28,089,459           --
  European Equity                  32,596,118       4,686,675           --
  Global Telecommunications         6,636,228       2,260,399           --

Note 4. Capital Shares

     Transactions in capital shares for each period were as follows:

                                      International Growth Fund
                     ----------------------------------------------------------
                                             Institutional
                     ----------------------------------------------------------
                      For the Six Months Ended
                         February 28, 1999                For the Year Ended
                            (Unaudited)                     August 31, 1998
                     -------------------------        -------------------------
                        Shares        Value            Shares           Value
                     -----------   -----------        ---------    ------------
Shares sold           3,961,053    $88,860,179        4,245,007    $102,490,297
Shares issued in
  reinvestment
  of dividends        2,671,406     59,839,501        3,354,933      68,910,317
Shares
  repurchased        (3,717,290)   (84,010,625)      (5,715,329)   (125,473,547)
                     ----------    -----------       ----------    ------------
Net increase          2,915,169    $64,689,055        1,884,611    $ 45,927,067
                     ==========    ===========       ==========    ============

                                       International Growth Fund
                        -------------------------------------------------------
                                                Common
                        -------------------------------------------------------
                        For the Six Months Ended
                           February 28, 1999               For the Year Ended
                              (Unaudited)                   August 31, 1998
                        ------------------------         ----------------------
                         Shares         Value            Shares        Value
                        ---------    -----------         --------   -----------
Shares sold             1,726,765    $38,794,175          211,487   $ 4,990,229
Shares issued in
  reinvestment
  of dividends            127,644      2,838,791            8,163       167,087
Shares repurchased       (694,544)   (16,022,743)        (154,474)   (3,642,448)
                        ---------    -----------         --------   -----------
Net increase            1,159,865    $25,610,223           65,176   $ 1,514,868
                        =========    ===========         ========   ===========

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 4. Capital Shares (cont'd)

                                                           Emerging Markets II Fund
                        ------------------------------------------------------------------------------------------------------------
                                              Institutional                                            Common
                        ------------------------------------------------------   ---------------------------------------------------
                        For the Six Months Ended                                 For the Six Months Ended
                            February 28, 1999            For the Year Ended        February 28, 1999          For the Year Ended
                               (Unaudited)                 August 31, 1998             (Unaudited)              August 31, 1998
                        ------------------------    --------------------------   ------------------------     ----------------------
                          Shares          Value        Shares         Value       Shares         Value         Shares       Value
                        ---------    -----------    ----------    ------------    ------        --------      --------   ----------
Shares sold                18,125    $   201,804       102,528    $  1,830,455     7,122        $ 81,508        93,287   $1,457,394
Shares issued in
  reinvestment
  of dividends             27,063        308,248       245,801       4,154,034        60             690            46          775
Shares
  repurchased            (853,498)    (9,175,786)   (2,256,500)    (35,760,759)   (1,060)        (11,170)      (32,820)    (571,277)
                         --------    -----------    ----------    ------------    ------        --------       -------   ----------
Net increase/
  (decrease)             (808,310)   $(8,665,734)   (1,908,171)   $(29,776,270)    6,122        $ 71,028        60,513   $  886,892
                         ========    ===========    ==========    ============     =====        ========        ======   ==========



                                            European Equity Fund
                    -------------------------------------------------------------------
                              Institutional                            Common
                    --------------------------------      -------------------------------
                    For the Period January 29, 1999*      For the Period January 29, 1999*
                        Through February 28, 1999             Through February 28, 1999
                                (Unaudited)                          (Unaudited)
                    --------------------------------      -------------------------------
                      Shares               Value            Shares                Value
                    -----------         ------------      ----------          -----------
Shares sold           10,003              $100,030         2,901,541          $28,977,961
Shares issued in
  reinvestment of
  dividends             --                    --                --                   --
Shares repurchased      --                    --             (44,678)            (433,127)
                      ------              --------         ---------          -----------
Net increase          10,003              $100,030         2,856,863          $28,544,834
                      ======              ========         =========          ===========

---------------
*Commencement of operations.

                                    Global Telecommunications Fund
                     ----------------------------------------------------------
                                                 Common
                     ----------------------------------------------------------
                       For the Six Months Ended           For the Year Ended
                           February 28, 1999                August 31, 1998
                             (Unaudited)                      (Unaudited)
                     ----------------------------       -----------------------
                      Shares             Value           Shares          Value
                     --------          ----------       -------        --------
Shares sold           214,771          $6,599,871        18,229        $414,135
Shares issued in
  reinvestment of
  dividends             5,883             167,194         2,037          37,921
Shares repurchased    (33,291)           (997,050)      (18,228)       (407,258)
                      -------         -----------       -------        --------
Net increase          187,363         $5,770,015          2,038        $ 44,798
                      =======         ===========       =======        ========

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 4. Capital Shares (cont'd)

     On February 28, 1999, three shareholders held approximately 95% of the International Common shares, one shareholder held approximately 89% of the Emerging Markets Common shares, one shareholder held approximately 83% of the European Equity Common shares and three shareholders held approximately 47% of the outstanding shares of the Global Telecommunications Common shares.

Note 5. Restricted Securities

     One of International Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value available. The table below shows the number of shares held, the acquisition date, value as of February 28, 1999, percentage of Fund net assets which the securities comprise, aggregate cost and unit value of the securities.


                                    Number of   Acquisition    02/28/99    Percentage of    Security    Value Per
                                     Shares         Date      Fair Value     Net Assets       Cost        Unit
                                    ---------   -----------   ----------   -------------    --------    ---------

Geotek Communications, Inc.            600        5/26/95        0.00           0.0%       $6,000,000    0.000
                                                                 ----                      ----------
                                                                 0.00                      $6,000,000
                                                                 ====                      ==========

Note 6. Forward Foreign Currency Contracts

     The Funds will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk and to enhance total return. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities denominated in foreign currencies that it already owns. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either transactions or portfolio positions.

     Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund's policy is to include this portion of realized and unrealized gains and losses on investments that result from foreign currency changes with other foreign currency gains and losses on the Statement of Operations.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 6. Forward Foreign Currency Contracts (cont'd)

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of each Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparty to the contract is unable to meet the terms of the contract. During the six months ended February 28, 1999, none of the Funds entered into forward foreign currency contracts.

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


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